Investment (Income), Net (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 31, 2014	May 31, 2013	May 31, 2012
Net Investment Income [Line Items]
Interest (income)	$ (6,327)	$ (6,814)	$ (5,031)
Loss (gain) on sale of marketable securities	(7,353)	(11,664)	862
Other-than-temporary impairment on securities	161	14,279	1,604
Dividend (income)	(2,196)	(1,979)	(1,621)
Investment (income), net	$ (15,715)	$ (6,178)	$ (4,186)